                                                                  EXHIBIT 10.7.2

                                STATE OF ILLINOIS

                                 AMENDMENT NO. 3
                                     to the
                    CONTRACT FOR FURNISHING HEALTH SERVICES
                                      BY A
                         HEALTH MAINTENANCE ORGANIZATION
                                 2001-24-006-KA3

WHEREAS, the Illinois Department of Public Aid, ("Department") and AMERIGROUP Illinois, Inc., formerly known as Americaid Illinois, Inc. ("Contractor") entered into a Contract for Furnishing Health Services by a Health Maintenance Organization, effective April 1, 2000; and

WHEREAS, the parties to the Contract have previously amended the Contract pursuant to Article 9, Section 9.9 (a), and desire to further amend the Contract;

Now THEREFORE, the Contract between the parties as previously amended, is hereby further amended as follows, effective March 1, 2002:

1. Section 7.1, Payment Rates, is amended by deleting the language of subsection (a) in its entirety, and replacing it with the following:

         7.1     Payment Rates

                 (a) Except as stated in 7.1(a)(1) and 7.1(a)(2), the Department will pay the Contractor on a Capitation basis, based on the eligibility classification, age and gender categories of the Beneficiary as shown on the applicable tables in Attachment I, a sum equal to the product of the approved Capitation rate and the number of Beneficiaries enrolled in that category as of the first day of that month.

                         1. An individual who is a MAG Beneficiary of an MCO under contract with the Department at any time on or after June 1, 2001, who remains continuously eligible for Medical Assistance, and whose eligibility classification is changed by the Department but who remains an Eligible Enrollee, shall continue to be considered a MAG Beneficiary for the purposes of Capitation.

                         2. If an individual in a Case is considered a MAG Beneficiary for purpose of Capitation under any MCO under contract with the Department, any other Beneficiary in the Case shall be considered a MAG Beneficiary for purpose of Capitation.

All other terms and conditions of the Contract, as previously amended, shall remain in full force and effect, unchanged except as amended hereby.

IN WITNESS WHEREOF, the Department and Contractor hereby duly execute and deliver this Amendment Number 3, effective March 1, 2002.

Illinois Department of Public Aid                AMERIGROUP Illinois, Inc.

By: /s/ Jackie Garner                            By: /s/ Dwight E. Jones
    ------------------------                         ---------------------------
                                                         Dwight E. Jones
                                                     ---------------------------
                                                          Printed Name

Title:  Director                                 Title:     Pres./CEO
      -----------------                                 ------------------------


Date:    5/6/02                                  Date:   4/01/02
      ----------------------                            ------------------------

                                                 FEIN:  ------------------------

[Logo]                                         Illinois Department of Public Aid

                                               201 South Grand Avenue East
                                               Springfield, Illinois 62763-0001

George H. Ryan, Governor                       Telephone: (217) 782-1200
 Jackie Garner, Director                       TTY: (800) 526-5812



May 15, 2002


Dwight Jones, M.D.
President and CEO
AMERIGROUP Illinois, Inc.
211 West Wacker Drive, Suite 1350
Chicago, Illinois 60606

Dear Dr. Jones:

Enclosed for your files is one original signature copy of the amendment to the Contract for Furnishing Health Services which permits the State to continue paying the capitation for the MAG category of assistance when a participant switches to the MANG category of Assistance. The effective date of this amendment is March 1, 2002.

Sincerely,

/s/ Nelly Ryan

Nelly Ryan, Deputy Administrator
Division of Medical Programs

Enclosure

E-Mail: dpawebmaster@state.il.us           Internet: http://www.state.il.us/dpa/


                                REGULATORY ALERT

                                   AMERIGROUP
                                   CORPORATION

                                   MEMORANDUM

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

A M E R I C A I D  o  A M E R I K I D S  o  A M E R I F A M  o  A M E R I P L U S
--------------------------------------------------------------------------------
AMERIGROUP CORPORMON o 4425 CORPORATION LANE o VIRGINIA BEACH, VIRGINIA 23462 o 757 490 6900 o WWW.AMERIGROUPCORP.COM

TO:             Distribution

FROM:           Kimberly Chope, Regulatory Compliance

DATE:           March 27, 2002

SUBJECT:        ILLINOIS CONTRACT AMENDMENT

Attached please find a new contract amendment from the Illinois Department of Public Aid (IDPA). Please review the overall summary below and the attached contract amendment to determine the impact to AMERIGROUP and/or our vendors.

OVERALL SUMMARY:

Due to a new policy and systems change at IDPA, some members who were previously considered MAG were transferred to the MANG category code. MCOs were subsequently paid the MANG capitation rate for these members. In order to reverse the inadvertent impact of the change, the attached amendment allows IDPA to continue to pay the MAG cap rate for those members who were transferred.

It is estimated that 2,300 AMERIGROUP members were affected.

FOLLOW UP REQUIRED:

             Response required back to Regulatory Manager by [date]
----------
    XX       Informational only. Response is not required
----------

If you have further questions or concerns regarding this request Please contact Kim Chope, extension 2722.

Distribution
------------

Gerald Niewenhous
Ana Naranjo
Randy Ricker
Sue Armbruster
Michael Gray
Mary Johnson
Robin Brewington
Barbara Burgess
Karin Easterling
Lorena Stanley
Stan Baldwin
Ginger Dzick
Cherry Wittelsberger
Scott Pickens
Sherri Mearns
Denise Gallagher
Peggy King
Steve Meeker
Debbie Burke
Rob Westcott
Norm Lyster
Alice Dozier
Kathleen Lester
Rosemary Dawes

  [LOGO}                                       Illinois Department of Public Aid

                                               201 South Grand Avenue East
                                               Springfield, Illinois 62763-0001

George H. Ryan, Governor                       Telephone: (217) 782-1200
 Jackie Garner, Director                       TTY: (800) 526-5812



March 11, 2002


Ted M. Willie, Jr.
Chief Operating Officer
AMERIGROUP Illinois, Inc.
4425 Corporation Lane, Suite 100
Virginia Beach, Virginia 23462-3103

Dear Mr. Willie,

The Department issued new policy to ensure Medicaid eligibility is de-linked from TANF cash assistance. Two policy and system changes made as part of that delinking had an inadvertent effect on managed care enrollment. These two policies are:

o Cases eligible due to continuous eligibility appear on the system as an active 94 or 96 case (MANG), instead of a canceled 04 or 06 case (MAG) with continuous eligibility; and

o Cases eligible due to extended medical appear on the system as an active 94 or 96 case (MANG), instead of a canceled 04 or 06 case (MAG) with extended medical.

The impact of this swap in category of assistance for the managed care program is that a portion of beneficiaries who were previously considered MAG were transferred to MANG, and the MCO was subsequently paid the MANG capitation rate. [MCO capitation rates were calculated for the contract not assuming this policy change and subsequent swap.] While the category of assistance may have changed for these beneficiaries due to administrative changes by the Department, the cost of providing services, the medical needs, and the medical utilization by these Beneficiaries did not change.

The Department estimates the impact of the August 2001 swap to the MCOs to be approximately 14,200 beneficiaries overall. AMERIGROUP's estimated impact of the August swap is 2,300 beneficiaries. The exact number will not be known until the adjustment is made.



E-mail: dpa_webmaster@state.il.us      Internet:http//www.state.il.us/dpa/

Ted M. Willie, Jr.
AMERIGROUP Illinois, INC.
Page Two


In order to reverse this unanticipated impact the Department proposes the attached contract amendment to continue to pay the capitation rate for beneficiaries who are swapped from MAG to MANG at the MAG rate. Enclosed please find four originals of an amendment to the Contract for Furnishing Health Services between AMERIGROUP Illinois, Inc. and the Department. Please have all four originals completed and signed, and return them to my attention as soon as possible. If you have any questions, please feel free to contact me at (217) 524-7478.

Sincerely,

/s/ Nelly Ryan

Nelly Ryan, Deputy Administrator
Division of Medical Programs

Attachments

cc: Dwight Jones, M.D., President and CEO, AMERIGROUP Illinois, Inc.



E-mail: dpa_webmaster@state.il.us        Internet: http://www.state.il.us/dpa/

DeWees, Celeste

From:                         Chope, Kim
Sent:                         Wednesday, March 06, 2002 9:50 AM
To:                           DeWees, Celeste
Subject:                      Alert

Celeste, would you please prepare this and send out? Please use the standard distribution list (all people). I'll bring you the attachment. Thanks!

                                REGULATORY ALERT

                                   AMERIGROUP
                              C O R P O R A T I O N

                               M E M O R A N D U M

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
A M E R I C A I D o A M E R I K I D S o A M E R I F A M o A M E R I P L U S
--------------------------------------------------------------------------------------------------------------------
AMERIGROUP CORPORATION o 4425 CORPORATION LANE o VIRGINIA BEACH,VIRGINIA 23462 o 757 490 6900 o WWW.AMERIGROUPCORP.COM


TO:      Distribution

FROM:    Kimberly Chope, Regulatory Compliance

DATE:    March 6, 2002


SUBJECT: ILLINOIS CONTRACT AMENDMENT
--------------------------------------------------------------------------------

Attached please find a copy of an amendment to the contract between AMERIGROUP Illinois, Inc. and the Illinois Department of Public Aid. Please review the overall summary below and the attached amendment to determine the impact to AMERIGROUP and/or our vendors.

OVERALL SUMMARY:


This amendment reflects a 4.5% rate reduction to each age and gender cell, effective January 1, 2002. The rate sheets are attached.

FOLLOW UP REOUIRED:

_______  Response required back to Regulatory Manager by [date]

  XX     Informational only. Response is not required.
________


If you have further questions or concerns regarding this request, please contact Kim Chope, extension 2722.

cc: Lori-Don Gregory

                                REGULATORY ALERT

                                   AMERIGROUP
                              C O R P O R A T I O N

                               M E M O R A N D U M

A M E R I C A I D o A M E R I K I D S o A M E R I F A M o A M E R I P L U S
--------------------------------------------------------------------------------------------------------------------
AMERIGROUP CORPORATION o 4425 CORPORATION LANE o VIRGINIA BEACH,VIRGINIA 23462 o 757 490 6900 o WWW.AMERIGROUPCORP.COM


TO:      Distribution

FROM:    Kimberly Chope, Regulatory Compliance

DATE:    March 6, 2002


SUBJECT: ILLINOIS CONTRACT AMENDMENT
--------------------------------------------------------------------------------

Attached please find a copy of an amendment to the contract between AMERIGROUP Illinois, Inc. and the Illinois Department of Public Aid . Please review the overall summary below and the attached amendment to determine the impact to AMERIGROUP and/or our vendors.

OVERALL SUMMARY:


This amendment reflects a 4.5% rate reduction to each age and gender cell, effective January 1, 2002. The rate sheets are attached.

FOLLOW UP REOUIRED:

_______  Response required back to Regulatory Manager by [date]

  XX
________ Informational only. Response is not required.


If you have further questions or concerns regarding this request, please contact Kim Chope, extension 2722.

cc: Lori-Don Gregory

Distribution
------------

Gerald Niewenhous
Ana Naranjo
Randy Ricker
Sue Armbruster
Michael Gray
Mary Johnson
Robin Brewington
Barbara Burgess
Karin Easterling
Lorena Stanley
Stan Baldwin
Ginger Dzick
Cherry Wittelsberger
Scott Pickens
Sherri Mearns
Denise Gallagher
Peggy King
Steve Meeker
Debbie Burke
Rob Westcott
Norm Lyster
Alice Dozier
Kathleen Lester
Rosemary Dawes

[LOGO]                                         Illinois Department of Public Aid

                                               201 South Grand Avenue East
                                               Springfield, Illinois 62763-0001

George H. Ryan, Governor                       Telephone: (217) 782-1200
 Jackie Garner, Director                       TTY: (800) 526-5812


February 19, 2002

Dwight Jones, M.D.
President and CEO
AMERIGROUP Illinois, Inc.
211 W. Wacker Drive, Suite #1350
Chicago, IL 60606

Dear Dr. Jones,

Enclosed please find four originals of an amendment to the Contract for Furnishing Health Services between AMERIGROUP Illinois, Inc. and the Department. This amendment reflects a 4.5% rate reduction to each age and gender cell, effective January 1, 2002.

Please have all four originals completed and signed, and return them to my attention as soon as possible.

If you have any questions, please feel free to contact me at (217) 524-7478.

Sincerely,

/s/ Nelly Ryan

Nelly Ryan, Deputy Administrator
Division of Medical Programs

Attachments



E-mail: dpa_webmaster@state.il.us          Internet: http://www.state.il.us/dpa/